Exhibit 10.49

FIFTH MODIFICATION AGREEMENT

THIS FIFTH MODIFICATION AGREEMENT (this “Amendment”) is dated as of the 16th day of December 2011, by and between TORNIER, INC., a Delaware corporation (the “Borrower”), and COMPASS BANK, an Alabama banking corporation (the “Bank”).

R E C I T A L S:

WHEREAS, the Borrower and the Bank entered into that certain Revolving Credit and Security Agreement dated as of May 31, 2007 (as amended, modified, restated, or supplemented, the “Credit Agreement”);

WHEREAS, to guaranty the payment and performance of all of the Obligations, (a) Tornier US Holdings, Inc., a Delaware corporation (“Holdings”) executed that certain Guaranty Agreement dated as of May 31, 2007, and (b) Tornier N.V. (successor by conversion to Tornier, B.V.), a company organized under the laws of the Netherlands (“N.V.”, and together with Holdings, collectively the “Guarantors”), executed that certain Guaranty Agreement dated as of September 24, 2008; and

WHEREAS, the Borrower has requested and the Bank has agreed to modify certain provisions of the Credit Agreement.

NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.  Except as otherwise provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Credit Agreement.

2.             Amendment to the Credit Agreement.  Section 2.6(c) of the Credit Agreement is hereby deleted in its entirety, and the following is substituted in place thereof:

“(c)         Borrower shall submit or cause to be submitted to Bank (i) Borrower’s internally prepared quarterly financial statements within forty-five (45) days after the close of each fiscal quarter in each fiscal year including a balance sheet as of the close of such period, an income statement, and such other statements containing financial information which Bank reasonably may require, prepared and analyzed in accordance with generally accepted accounting principles and attested to by an authorized officer of Borrower; (ii) Borrower’s internally prepared fiscal year-end financial statements (in form, preparation and substance acceptable to Bank) within one hundred twenty (120) days after the close of each of its fiscal years, including a balance sheet as of the close of such period, an income statement, a reconciliation of stockholders’ equity, and a statement of cash flows, prepared and analyzed in accordance with generally accepted accounting principles; (iii) together with each delivery of financial statements required above, the certificate of Borrower substantially in the form of Exhibit B hereto signed by the president or any other officer of Borrower acceptable to Bank stating, among other things, that no event has occurred which constitutes an event of default or would constitute an event of default but for the requirement that notice be given, or time elapse or both, under any loans, notes, debentures, bonds, leases, or other obligations of Borrower then outstanding, including, but not limited to, this Agreement (such certificate shall publish the accounting calculations used to determine compliance or noncompliance with Borrower’s financial obligations and financial covenants, including those provided in this Agreement), or, if any such event of default or defaults exists, specifying the nature thereof; (iv) Tornier N.V.’s audited fiscal year-end consolidated and consolidating financial statements in form, preparation and substance acceptable to Bank within one-hundred twenty (120) days after the close of each of its fiscal years, commencing with the fiscal year ending December 31, 2010, including a balance sheet as of the close of such period, an income statement, a reconciliation of stockholders’ equity, and a statement of cash flows, all certified by an independent certified public accountant acceptable to Bank and analyzed in accordance with generally accepted accounting principles; and (v) such other financial and related information when and as requested by Bank regarding Borrower, the Collateral, Tornier US Holdings, Inc., Tornier N.V., and any endorser, guarantor or surety of any of the Liabilities of Borrower to Bank.”

3.             Conditions Precedent to Effectiveness of Amendment.  This Amendment shall become effective when, and only when, the Bank shall have received:

(a)           counterparts of this Amendment duly executed by the Borrower and the Bank;

(b)           resolutions of the board of directors of the Borrower certified by the Secretary (or other custodian of records) of the Borrower which authorize the execution, delivery, and performance by the Borrower of this Amendment; and

(c)           such other documents, instruments and agreements as the Bank or its counsel reasonably deem necessary to the Loan Documents, in form and content satisfactory to the Bank and its counsel, including without limitation, this Amendment.

4.             Representations and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)           The Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken.

(b)           After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made.

(c)           After giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default.

(d)           When duly executed and delivered, each of this Amendment and the Credit Agreement will be legal and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

5.             Reference to and Effect on the Loan Documents.

(a)           Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Except as specifically amended above, the Credit Agreement, the Notes, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all Collateral described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement as amended hereby, the Note, and any other Loan Documents.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement or Second Lien Deed of Trust nor constitute a waiver of any provision of any of the Loan Documents.

(d)           The Borrower, by its execution of this Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, or any other documents mentioned herein or otherwise; and to the extent any such set-offs, counterclaims, defenses, or other causes of action may exist, whether known or unknown, such items are hereby waived by the Borrower.

6.             Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

7.             Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

8.             Final Agreement.  THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK -
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, as of the day and year first above written, the parties hereto have caused this Amendment to be duly executed in multiple counterparts, each of which is an original instrument for all purposes.

BORROWER:

TORNIER, INC., a Delaware corporation

By:	/s/ Carmen L. Diersen
Carmen L. Diersen, Chief Financial Officer and Secretary

By:	/s/ Douglas Kohrs
Douglas Kohrs, Treasurer and Chief Executive Officer

BANK:

COMPASS BANK, an Alabama banking corporation

By:	/s/ Gloria B. Ryan
Gloria B. Ryan, Senior Vice President

Fifth Modification Agreement — Signature Page